UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2020

BIOTRICITY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56074	30-0983531
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 150 Redwood City, California 94065

(Address of Principal Executive Offices)

(650) 832-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Securities registered pursuant to Section 12(b) of the Act: note

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b): None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events

Biotricity Inc. (the “Company”) is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules thereunder dated March 4, 2020 (Release No. 34-88318) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended March 31, 2020 (the “Report”) due to circumstances related to COVID-19. In particular, COVID-19 has caused disruptions in travel, limiting in-person attendance of staff and professional advisors at the Company’s offices during the period in which, in the normal course, staff would otherwise prepare and auditors would audit the Company’s financial results, including attendance at a physical inventory count. This has in turn delayed the preparation and filing of the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than July 15, 2020 notwithstanding the fact that the Order allows until August 13, 2020 (which is 45 days from the Report’s original filing deadline of June 29, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

Natural disasters and other events beyond our control could materially adversely affect us.

Natural disasters or other catastrophic events may cause damage or disruption to our operations, international commerce and the global economy, and thus could have a strong negative effect on us. Our business operations are subject to interruption by natural disasters, fire, power shortages, pandemics and other events beyond our control. Such events could make it difficult or impossible for us to deliver our services to our customers and could decrease demand for our services. The World Health Organization declared the COVID-19 outbreak a pandemic. The extent of the impact of COVID-19 on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, the impact on our customers and employees, all of which are uncertain and cannot be predicted. At this point, the overall extent to which COVID-19 may impact our financial condition or results of operations is uncertain.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2020

BIOTRICITY INC.

By:	/s/ John Ayanoglou
John Ayanoglou
Chief Financial Officer